EXECUTION COPY

                  CONTINGENT SUBORDINATE COLLATERAL AGENCY AND
                             PAYING AGENCY AGREEMENT

         This CONTINGENT SUBORDINATE COLLATERAL AGENCY AND PAYING AGENCY AGREEMENT (this "Agreement") is made and dated as of October 19, 2000 by and among the Valhi, Inc., a Delaware corporation, ("Secured Party"), SNAKE RIVER SUGAR COMPANY, an Oregon cooperative (the "Company"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION ("FSB"), as collateral agent for and representative of the Secured Party with respect to the Pledged Collateral (as hereinafter defined) (in such capacity, the "Collateral Agent") and as paying agent for the Company (in such capacity, the "Paying Agent"). The Collateral Agent and the Paying Agent are sometimes referred to herein as the "Agent".

                             PRELIMINARY STATEMENTS

         A. Pursuant to those certain Note Purchase Agreements (said Note Purchase Agreements, as they may hereafter be amended (the "Note Purchase Agreements"), each dated May 14, 1997, and as amended as of November 30, 1998, between Grantor and the purchasers referred to therein, Grantor has issued $100,000,000 aggregate principal amount of its 10.80% Senior Notes due April 30, 2009 (said Senior Notes, as they may hereafter be amended, supplemented or otherwise modified from time to time, being the "Senior Notes," together with the debt associated therewith, the "Senior Debt").

         C. In connection with the Note Purchase Agreements, the Company and FSB have entered into a Collateral Agency and Paying Agency Agreement dated as of May 14, 1997 (the "Agency Agreement"), a related Security Agreement dated May 14, 1997 (the "Security Agreement") and a related Pledge Agreement (the "SR Pledge Agreement").

         D. The Company and Secured Party are parties to a Subordinated Loan Agreement dated January 3, 1997, as amended and restated May 14, 1997, and as amended as of November 30, 1998, (said Subordinated Loan Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Subordinated Loan Agreement").

         E. The Company desires that certain amendments be made to the Subordinated Loan Agreement.

         F. It is a condition precedent to the amendment of even date herewith to the Subordinated Loan Agreement (the "Third Amendment") that the parties hereto shall have undertaken the obligations contemplated by this Agreement.

         G. Pursuant to a Contingent Subordinate Pledge Agreement and a Contingent Subordinate Security Agreement both of even date herewith, the Company has assigned, contingent upon the occurrence of the earliest to occur of the following (the "Grant Effectiveness Condition"): (i) the full payment of the Secured Obligations, as defined in the Security Agreement (the "Senior Secured Obligations"), (ii) the date upon which Secured Party purchases all of the Senior Notes upon an exercise of its rights under all of those certain Option Agreements between Secured Party, the Company and the holders of the Senior Notes, and (iii) the date at which the outstanding balance of the Senior Secured Obligations is less than the amount of cash or cash equivalents contained in the Distributable Cash Collateral Account (as such term is defined in the Note Purchase Agreements), and such cash or cash equivalents have been irrevocably and indefeasibly dedicated by the Company to, and are available solely for (as evidenced by a written certificate from the Company to the holders of the Senior Notes, acknowledged by Secured Party) payment of the Senior Secured Obligations at the sole and absolute discretion of the holders of the Senior Notes, certain rights to Secured Party or its agent, including rights the Company may have pursuant to certain documents referred to in the Contingent Subordinate Pledge Agreement, including (as each of the following documents is defined in the Note Purchase Agreements): (i) the SPT Guaranty; (ii) the SPT Pledge Agreement, together with all Pledged Collateral defined therein; (iii) the Indemnification Pledge Agreement, together with all Collateral defined therein; and (iv) the Valhi Entity Pledge Agreement, to the Collateral Agent (the SPT Guaranty, the SPT Pledge Agreement, the Indemnification Pledge Agreement and the Valhi Entity Pledge Agreement being referred to herein collectively as the "Pledge Documents," and the "Pledged Collateral" and "Collateral" referred to in the Pledge Documents being referred to herein collectively as the "Collateral");

         NOW, THEREFORE, in consideration of the premises and in order to induce Secured Party to enter into the Third Amendment and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company hereby agrees with Secured Party and FSB as follows:

SECTION 1. Definitions. All capitalized terms used herein without definition shall have the meanings assigned to such terms in the Subordinated Loan Agreement. The following terms used in this Agreement shall have the following meanings:

                  "Affiliate" shall, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Person"  shall  mean any  individual,  corporation,  company,
voluntary  association,   partnership,  trust,  unincorporated  organization  or
government (or any agency, instrumentality or political subdivision thereof).

                  "Proceeds" shall mean all amounts paid or payable for the benefit of Secured Party or the Collateral Agent pursuant to, or upon the exercise of remedies under, the Contingent Subordinate Pledge Agreement.

                  "Secured Obligations" means all Obligations secured by the Pledge Documents.

SECTION 2.         Appointment and Duties of Collateral Agent.

a. Appointment of Collateral Agent. Secured Party, by its execution of this Agreement or its acceptance of the benefits of this Agreement, the Contingent Subordinate Security Agreement and the Contingent Subordinate Pledge Agreement hereby appoints FSB as the collateral agent as its agent and attorney-in-fact, effective immediately upon occurrence of the Grant Effectiveness Condition, to do the following:

(i) to enter into on behalf of, and act as agent for, Secured Party under the Pledge Documents;

(ii) to timely prepare and provide to Secured Party and, as applicable, the Company, the notices, certificates and other documents called for in the Pledge Documents;

(iii) to take all action expressly required under the Pledge Documents or in written instructions from Secured Party to perfect, and maintain the respective perfection of, the Secured Parties' security interests in the Pledged Collateral covered by the Pledge Documents;

(iv) to hold each item of Collateral which is evidenced by a certificate or an instrument in its possession in the State of Utah pursuant to the terms hereof on behalf and for the benefit of the Secured Party;

(v) to sell the Collateral, to collect any proceeds therefrom, and to apply such proceeds in accordance with the terms of this Agreement and the Pledge Documents;

(vi) to receive and/or release Collateral in accordance with the terms of the Pledge Documents; and

(vii) to take such other actions as the Collateral Agent shall be directed to take, either by the terms of the Pledge Documents or by written instructions of the Secured Party, to carry out the foregoing and to perform the duties and obligations set forth in the Pledge Documents and to effect the purposes of this Agreement.

b. Acceptance by Collateral Agent. The Collateral Agent hereby agrees to act as agent for and representative of the Secured Party, effective immediately upon the occurrence of the Grant Effectiveness Condition, pursuant to the terms and conditions of, and to fully and timely perform its duties under, this Agreement and the Pledge Documents until the satisfaction in full in cash and discharge of the Secured Obligations. By its execution and delivery of this Agreement, the Collateral Agent accepts its appointment as Collateral Agent, effective immediately upon occurrence of the Grant Effectiveness Condition, and agrees to, among other things: (i) take the actions and otherwise exercise the rights and perform the duties described in Section 2.a. above, (ii) notify Secured Party of the occurrence of a Default or Event of Default of which it has knowledge and any material adverse change or development in the perfection of the security interest of the Collateral Agent, for the benefit of the Secured Party, in the Collateral of which it has knowledge; (iii) execute and cause to be filed all financing statements, if any, and other documents (including without limitation, at the direction of the Secured Party, continuation statements and financing statement amendments) necessary or appropriate to perfect and maintain the security interest of the Collateral Agent, for the benefit of the Secured Party, in the Collateral; (iv) release Collateral in accordance with the terms of the Pledge Documents; (v) upon the occurrence of a Default or Event of Default of which it has knowledge, solicit direction from the Secured Party as to any disposition or other action with respect to the Collateral; (vi) effectuate any actions called for by the Secured Party, (vii) conduct any foreclosure or other disposition of the Collateral in a commercially reasonable manner in accordance with the written instructions of the Secured Party; and (viii) distribute the proceeds from any such foreclosure or other disposition in accordance with the Pledge Documents.

c. Collateral to be held in State of Utah. The Collateral Agent shall at all times hold and maintain possession of the Collateral evidenced by instruments or certificates in the State of Utah.

SECTION 3.         Appointment and Duties of Paying Agent.

a. Appointment of Paying Agent. The Company and the Secured Party, by their execution of this Agreement or their acceptance of the benefits of this Agreement and the Pledge Documents, hereby appoint FSB as Paying Agent, effective immediately upon the occurrence of the Grant Effectiveness Condition, to do the following:

(i) to receive and hold payments of principal, interest and other amounts in respect of the Subordinated Loan Agreement (the "Subordinated Loan Payments") and apply such Subordinated Loan Payments, as set forth in this Agreement and the Subordinated Loan Agreement;

(ii) to take such other actions as the Paying Agent shall be required to take by the terms of the Subordinated Loan Agreement, to carry out the foregoing and to perform the duties and obligations set forth in the Subordinated Loan Agreement with respect to the payment of the Subordinated Loan Agreement and to effect the purposes of this Agreement.

b. Acceptance by Paying Agent. Effective immediately upon the occurrence of the Grant Effectiveness Condition, the Paying Agent hereby agrees to act as agent for and representative of the Company and Secured Party pursuant to the terms and conditions of, and to fully and timely perform its duties under, this Agreement and the Subordinated Loan Agreement until the satisfaction in full and discharge of the Secured Obligations. By its execution and delivery of this Agreement, the Paying Agent accepts its appointment as Paying Agent and agrees to, among other things, take the actions and otherwise exercise the rights and perform the duties described in this Section 3.

c. Duties of Paying Agent. Effective immediately upon the occurrence of the Grant Effectiveness Condition, the Paying Agent shall act as paying agent with respect to the Subordinated Loan Agreement. Further, effective immediately upon the occurrence of an Grant Effectiveness Condition, the Paying Agent shall make payments of the Subordinated Loan Payments to the Secured Party at the time, at the place and in the manner provided therefor in the Subordinated Loan
Agreement. In no event shall the failure of the Paying Agent to make any payments hereunder or under the Subordinated Loan Agreement relieve the Company of its obligations to make due and punctual payment or under the Subordinated Loan Agreement.

SECTION 4. Instructions to Collateral Agent; Direction by Secured Party. Upon occurrence of the Grant Effectiveness Condition, the Collateral Agent hereby agrees to act with respect to the Pledged Collateral and otherwise under this Agreement (other than with respect to administrative actions and actions to preserve and protect the Pledged Collateral) only upon the written instructions of, or with the consent of, the Secured Party.

SECTION 5.        The Agent.

a. Duties and Responsibilities. The Agent shall have such powers, and such duties on behalf of the Secured Party, as are set forth herein, in the Subordinated Loan Agreement, the Contingent Subordinate Pledge Agreement and the Contingent Subordinate Security Agreement and as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Subordinate Loan Agreement, the Contingent Subordinate Security Agreement or the Contingent Subordinate Pledge Agreement, the Agent shall not have any duties or responsibilities except those expressly set forth herein, in the Subordinated Loan Agreement, the Contingent Subordinate Security Agreement and the Contingent Subordinate Pledge Agreement (together with such other powers as are reasonably incidental thereto), and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the Pledge Documents or otherwise exist against the Agent.

b. Deletion of Duties, Etc. The Agent may exercise any of its powers and perform any of its duties hereunder or under the Subordinated Loan Agreement, the Contingent Subordinate Security Agreement or the Contingent Subordinate Pledge Agreement by or through agents or employees and shall be entitled to consult with legal counsel, accountants and other experts selected by it. Any action taken or omitted to be taken or suffered in good faith by the Agent in accordance with the opinion of such counsel, accountants or other experts shall be full justification and protection to it.

c. Indemnification. The Company, and to the extent the Company fails to perform its obligation under this Section 5.c., the Secured Party hereby indemnifies the Agent in its capacity as the Collateral Agent and in its capacity as the Paying Agent from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements or any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in connection with or arising out of any action taken or omitted to be taken or suffered in good faith by the Agent under this Agreement; provided that neither the Company nor the Secured Party shall be liable for any portion of any claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent. The agreements in this Section 5 shall survive the payment of all amounts payable under the Subordinated Loan Agreement.

d. Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees or agents shall be liable to the Secured Party for any action taken or omitted to be taken or suffered by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct. The Agent shall not be liable to the Secured Party for the effectiveness, enforceability, value, sufficiency, or validity of this Agreement, Subordinated Loan Agreement, the Pledge Documents or of the Collateral. Without limiting the generality of the foregoing, the Agent shall not be responsible to the Secured Party for any statements, warranties or representations made by the Company in or in connection with the Pledge Documents or any other document relating to the Collateral. The Agent shall be entitled to rely on any communication, instrument, paper or other document, including without limitation any certificates provided by the Company (absent manifest error), believed by it to be genuine and correct and to have been signed or sent by the proper parties. The Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received written direction from the Secured Party. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or the Pledge Documents in accordance with the written consent or written instructions of the Secured Party. Except as expressly set forth in the Pledge Documents, the Agent shall be under no duty or responsibility to the Secured Party to ascertain or to inquire into the performance or observance by the Company or any other party of any of the provisions of the Subordinated Loan Agreement, the Pledge Documents or any other document.

e. Standard of Care. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it under the Pledge Documents, the Collateral Agent shall have no duty as to any Collateral it being understood that the Collateral Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral whether or not the Collateral Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral, (iii) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Collateral except as set forth in the Contingent Subordinate Pledge Agreement, or (iv) initiating any action to protect the Collateral against the possibility of a decline in market value. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent uses in the custody and preservation of trust property.

f. Independent Credit Investigation. Secured Party expressly acknowledges that the Agent has not made any representations or warranties to it and that no act taken by the Agent shall be deemed to constitute any representation or warranty by the Agent to any such party. The Secured Party acknowledges that it has taken and will continue to take such actions and to make such investigations as it deems necessary to inform itself of the affairs of the Company, and that, in entering into this Agreement and the Subordinate Loan Agreement it has not relied and will not rely upon any information or representations furnished or given by the Agent.

g. The Agent in Its Individual Capacity. FSB, in its individual capacity, and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Company, Secured Party or LLC and their respective affiliates as though FSB were not the Agent hereunder.

h. Knowledge of Default, etc. The Agent shall be entitled to assume that no Default, Event of Default or material adverse change or development in the perfection of the security interest of the Agent in the Collateral exists, unless the officers of the Agent immediately responsible for matters concerning this Agreement shall have obtained actual knowledge of such Default, Event of Default or material adverse change or development through the performance of the Agent's duties hereunder and under the Pledge Documents (including without limitation the performance of calculations called for by the Pledge Documents) or shall have been notified in writing by the Company or the Secured Party that it considers that a Default, Event of Default or such material adverse change or development exists and specifying the general nature thereof.

i. No Duty to Provide Additional Credit Information; No Responsibility for Perfection or Priority of Liens. etc. Except as expressly set forth herein or in the Pledge Documents, the Agent shall not have any duty or responsibility to provide the Secured Party with any credit information concerning the affairs, financial condition or business of the Company which may at any time come into the possession of the Agent (other than any such credit information specifically provided to the Agent in connection with the Pledge Documents or requested by the Secured Party) or any responsibility for the perfection or priority of any lien or the failure by the Secured Party to perform any of their obligations under the Pledge Documents; provided that, upon the request of the Secured Party, the Agent shall file UCC continuation statements in respect of any financing statements previously filed pursuant hereto or to any other Pledge Document.

j. Resignation or Removal of the Collateral Agent. FSB may resign as the Collateral Agent hereunder at any time by giving 30 days' prior written notice thereof to the Secured Party and may be removed at any time with or without cause by an instrument in writing delivered to the Company and FSB and signed by the Secured Party; provided no resignation or removal shall be effective until a successor Collateral Agent shall have accepted appointment as set forth below. Upon any such notice of resignation or removal, the Secured Party shall, within 15 days of such resignation or removal, appoint a, successor Collateral Agent. If an instrument of acceptance by a successor Collateral Agent shall not have been delivered to a resigning or removed Collateral Agent within 30 days after notice of resignation or removal has been given as set forth above, such resigning or removed Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent. Upon the acceptance of any appointment as successor Collateral Agent, that successor shall thereupon establish such accounts as are provided for in the Contingent Subordinate Pledge Agreement, shall take all actions as may be necessary or appropriate to perfect the security interest created under the Contingent Subordinate Pledge Agreement, and shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall, upon the payment of its charges hereunder, promptly (i) transfer to such successor agent all items of Collateral held by the retiring or removed Collateral Agent, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements, and take all such other actions as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created under the Pledge Documents, whereupon the refiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement and the Pledge Documents. After any retiring or removed Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.

k. Resignation or Removal of the Paying Agent. The Paying Agent shall at all times be the same Person that is the Collateral Agent under this Agreement. Written notice of resignation by the Collateral Agent pursuant to paragraph 6.j. above shall also constitute notice of resignation as Paying Agent under this Agreement; removal of the Collateral Agent pursuant to paragraph 6.j. above shall also constitute removal as Paying Agent under this Agreement; and appointment of a successor Collateral Agent pursuant to paragraph j above shall also constitute appointment of a successor Paying Agent under this Agreement. Upon the acceptance of any appointment as Collateral Agent under paragraph 6.j. above by a successor Collateral Agent, that successor Paying Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Paying Agent under this Agreement, and the retiring or removed Paying Agent under this Agreement shall promptly transfer to such successor Secured Party all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Paying Agent under this Agreement whereupon such retiring or removed Paying Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Paying Agent's resignation or removal hereunder as Paying Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Paying Agent hereunder.

l. Waiver. Any waiver, forbearance, failure or delay by the Agent in exercising, or the exercise or beginning of exercise by the Agent of, any right, power or remedy, simultaneous or later, shall not preclude the further, simultaneous or later exercise thereof and every right, power or remedy of the Agent shall continue in full force and effect until such right, power or remedy is specifically waived in a written instrument executed by the Agent.

m. Notice of Transfer. Company shall provide the Agent with written notice of any transfer of the Subordinated Loan within three (3) days of such transfer. Upon such notice, the transferee shall be entitled to all benefits of this Agreement, and the Agent shall treat such transferee as a Secured Party for all purposes hereof. Prior to such notice, the Agent shall be justified in treating the prior Secured Party as the owner thereof and as a Secured Party for all purposes hereof and shall not be responsible for ascertaining whether a transfer has occurred.

n. Fees; Expenses. The Company shall pay to the Agent upon demand the amount of any and all reasonable costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Agent may incur in connection with (i) the acceptance and administration of this Agreement and its duties as Agent hereunder, (ii) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Pledged Collateral or
(iii) the exercises and enforcements of any rights of the Agent hereunder or under the Pledge Documents. The provisions of this Section 5.m. shall survive the termination of this Agreement.

SECTION 6. Delivery of Subordinated Loan Agreement by Company. On or before October 19, 2000, the Company shall deliver to the Collateral Agent a true, correct and complete copy of the Subordinated Loan Agreement as then in effect. Immediately after the Subordinated Loan Agreement shall have been amended, supplemented, restated or otherwise modified in any manner, the Company shall deliver to the Collateral Agent a true, correct and complete copy of such amendment, supplement, restatement or modification. The Collateral Agent shall be entitled to assume that there has been no amendment, supplement, restatement or modification of the Subordinated Loan Agreement, unless the officers of the Collateral Agent immediately responsible for matters concerning this Agreement shall have obtained actual knowledge of such amendment, supplement, restatement or modification through the performance of the Agent's duties hereunder and under the Pledge Documents or shall have received a copy of such amendment, supplement, restatement or modification from the Company or Secured Party.

SECTION 7. Waiver of Set Off. The Agent hereby waives, with respect to all of its existing and future claims against the Company, all existing and future rights of set-off, banker's liens, deduction or similar rights against any or all of the items (and proceeds thereof) that come into its possession in connection with any Pledged Collateral, other than claims for amounts owed to FSB solely in its capacity as the Collateral Agent hereunder.

SECTION 8. Termination of this Agreement. Except as otherwise specifically provided herein, this Agreement shall terminate upon the satisfaction in full in cash or discharge of all Secured Obligations. Without limiting the foregoing, the bankruptcy, insolvency, dissolution or other similar event or condition of any Person, including the Company, shall not operate to terminate this Agreement.

SECTION 9. Continuation of Perfection. Following occurrence of the Grant Effectiveness Condition, to the extent the Collateral Agent has perfected a security interest in any of the Collateral, by way of possession, filing or otherwise, on behalf of the holders of the Senior Notes, the Collateral Agent's perfection of said security interest in the Collateral shall immediately inure to the benefit of the Secured Party under this Agreement. In order for the Collateral Agent to immediately perfect a security interest in the Collateral for the benefit of the Secured Party upon occurrence of the Grant Effectiveness Condition, the Company hereby authorizes and instructs the Collateral Agent to
(i) retain possession of, on behalf of and for the benefit of Secured Party, any Collateral in which the Collateral Agent has previously perfected a security interest by way of possession prior to occurrence of the Grant Effectiveness Condition and (ii) file amended, revised, continuation or new filing statements, on behalf of and for the benefit of Secured Party, regarding any Collateral in which the Collateral Agent has previously perfected a security interest by way of filing prior to occurrence of the Grant Effectiveness Condition.

SECTION 10.        Miscellaneous.

a. Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective permitted successors and assigns, but does not otherwise create, and shall not be construed as creating, any rights enforceable by any Person other than the Agent and the Secured Parties, in their respective capacities as such.

b. Amendments. No amendment or waiver of any provision of this Agreement or the Pledge Agreement shall in any event be effective unless the same shall be in writing and shall have been approved by the Secured Party and, as to Section 5, the Agent. No such amendment shall change any of the obligations of the Company without the Company's written consent, which shall not be unreasonably withheld.

c. Severability. If any provision of this Agreement, or the application thereof to any Person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such provisions as applied to other Persons, places and circumstances shall remain in full force and effect.

d. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

e. Direction by Secured Party. Without the prior written consent of the Secured Party, the Collateral Agent shall not (i) terminate this Agreement or the Pledge Agreement, (ii) release any of the Pledged Collateral, except as specifically provided in the Pledge Agreement or (iii) subordinate the security interest granted in the Pledge Documents to any Person.

f. Full Subordination. Notwithstanding anything herein to the contrary, (i) all rights granted to Secured Party pursuant to this Agreement are subject and subordinated to all rights granted in favor of FSB under the Agency Agreement and the related documents and (ii) prior to the occurrence of the Grant Effectiveness Condition (or, in the case of the Grant Effectiveness Condition described in clause (iii) of Preliminary Statement G hereof, prior to the satisfaction of the requirement set forth in Section 10(g) below), Secured Party shall not exercise any remedies or initiate or pursue any proceedings of any nature whatsoever against the Collateral, the Pledged Documents or the Company.

g. Dedication of Distributable Cash Collateral Account. Notwithstanding anything to the contrary herein, at the first date upon which the outstanding balance of the Senior Secured Obligations is less than the amount of cash or cash equivalents contained in the Distributable Cash Collateral Account, the Company hereby agrees to immediately dedicate that portion, and only that portion, of the Distributable Cash Collateral Account, irrevocably and indefeasibly, necessary for the full payment of the Senior Secured Obligations in such form as reasonably required by the Holders of the Senior Notes so that such
Distributable Cash Collateral Account will be available solely for payment of the Senior Secured Obligations at the sole and absolute discretion of the Holders of the Senior Note. Secured Party hereby agrees and acknowledges that upon the dedication of the Distributable Cash Collateral Account as provided herein, such Distributable Cash Collateral Account will not constitute Collateral pursuant to this Agreement.

h. Governing Law; Terms. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF UTAH (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF UTAH.

i. Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST COLLATERAL AGENT ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF TEXAS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT COLLATERAL AGENT ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON COVENANTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Collateral Agent hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Collateral Agent, such service being hereby acknowledged by Collateral Agent to be sufficient for personal jurisdiction in any action against Collateral Agent in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Secured Party to bring proceedings against Collateral Agent in the courts of any other jurisdiction.

j. Waiver of Jury Trial. THE PARTIES HERETO HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF TIES AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claim. The parties hereto each acknowledge that this waiver is a material inducement for each party to enter into a business relationship, that each party has already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. The parties hereto further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

k. Third Party Beneficiaries. The holders from time to time of the Senior Notes shall be third party beneficiaries of this Agreement, and no amendment, consent, waiver or other modification of the terms hereof may be entered into, issued or granted without the prior written consent of such holders.



              [The remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                      FIRST   SECURITY   BANK,
                                      NATIONAL   ASSOCIATION,    as
                                      Collateral Agent and Paying Agent

                                      By: /s/ Val T. Orton

                                      Name:

                                      Title:
                                      SNAKE RIVER SUGAR COMPANY

                                      By: /s/ Lawrence L. Corry

                                      Name:

                                      Title:


                                      VALHI, INC.

                                      By: /s/ Steven L. Watson

                                      Name:

                                      Title:

ACKNOWLEDGED:

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA


By:/s/ Joseph Alouf
   --------------------------------------------------

Name:
     ------------------------------------------------

Title:
      -----------------------------------------------

CONNECTICUT GENERAL LIFE
INSURANCE COMPANY
By: CIGNA Investments, Inc.


By: /s/ Stephen H. Wilson
   --------------------------------------------------

Name:
     ------------------------------------------------

Title:
      -----------------------------------------------


LIFE INSURANCE COMPANY OF NORTH AMERICA
By: CIGNA Investments, Inc.


By: /s/ Stephen H. Wilson
   --------------------------------------------------

Name:
     ------------------------------------------------

Title:
      -----------------------------------------------


THE LINCOLN NATIONAL LIFE
INSURANCE COMPANY

By:      LINCOLN INVESTMENT MANAGEMENT, INC.
         Its Attorney-in-Fact



By: /s/Annette M. Teders
   --------------------------------------------------
Its:
    -------------------------------------------------



LINCOLN LIFE & ANNUITY COMPANY
OF NEW YORK

By:      LINCOLN INVESTMENT MANAGEMENT, INC.
         Its Attorney-in-Fact


By: /s/Annette M. Teders
   --------------------------------------------------
Its:
    -------------------------------------------------

MINNESOTA LIFE INSURANCE COMPANY
By:  Advantus Capital Management, Inc.


By:/s/ Annette Masterson
   --------------------------------------------------

Name:
     ------------------------------------------------

Title:
      -----------------------------------------------